Supplement to Prospectus
HC Advisors Shares
Dated November 1, 2010
HC Capital Trust
The date of this Supplement is November 12, 2010
The Small Capitalization Equity Portfolio and The Institutional Small Capitalization Equity Portfolio: Effective November 10, 2010, the investment advisory relationship between the Trust and Sterling Johnston Capital Management, L.P. (“Sterling Johnston”) with respect to The Small Capitalization Equity and The Institutional Small Capitalization Equity Portfolios has been terminated. Each of Frontier Capital Management Company, LLC, IronBridge Capital Management LP, Pzena Investment Management, LLC and SSgA Funds Management, Inc. continues to provide investment management services to the Portfolio. All references to Sterling Johnston are hereby deleted from this Prospectus.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.